EXHIBIT 4.1

                                   I N A C O M
                                  INACOM CORP.

              Incorporated under the laws of the State of Delaware

COMMON STOCK                                         $.10 PAR VALUE
NUMBER                                                       SHARES

THIS CERTIFICATE IS TRANSFERABLE            CUSIP 45323G 10 9
IN NEW YORK, NEW YORK                       SEE REVERSE FOR CERTAIN RESTRICTIONS




         THIS CERTIFIES THAT




         IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF INACOM CORP. (HEREAFTER REFERRED TO AS THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION (COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT), TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated



       PRESIDENT                 COUNTERSIGNED AND REGISTERED:
                                 FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 AS TRANSFER AGENT AND REGISTRAR,


       SECRETARY
                                 BY_________________________________
                                    AUTHORIZED OFFICER


                                                        (Corporate Seal)

                                   I N A C O M

                                  INACOM CORP.

     This Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT --______Custodian________
TEN ENT -- as tenants by the entireties                           (Cust)        (Minor)
JT TEN  -- as joint tenants with right      under Uniform Gifts to Minors Act__________
           of survivorship and not                                             (State)
           as tenants in common

     Additional abbreviations may also be used though not in the above list.


     For Value Received,  __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________

__________________________________________________________________________

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

__________________________________________________________________________

__________________________________________________________________________

_________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________
attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated______________________________
                                          X_______________________________
                                           (Signature)
NOTICE: THE SIGNATURE(S)
TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN ON
THE FACE OF THE
CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT
ALTERATION OR
ENLARGEMENT, OR ANY
CHANGE WHATEVER.
                                          X_______________________________
                                                  (Signature)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: